Accountants' Consent


The Board of Directors
Synovus Financial Corp.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy
Statement/Prospectus.



                                                  KPMG LLP
                                                  /s/KPMG

Atlanta, Georgia
September 28, 1999
























                                  Exhibit 23.1